OPPENHEIMER MONEY MARKET FUND, INC.
                    Supplement dated August 6, 1998 to the
         Statement of Additional Information dated November 26, 1997


This Supplement to the Statement of Additional Information replaces the Supplement dated June 15, 1998 and changes the Statement of Additional Information as follows:

1. The Fund's address as shown on the front and back cover pages of the Statement of Additional Information (Two World Trade Center, New York, New York 10048-0203) is deleted and replaced with the correct address of 6803 South Tucson Way, Englewood, Colorado 80112.

2. The following new sentence is included as the fourth sentence in the section entitled "Directors and Officers of the Fund" on page 7:

      All of the officers except Ms. Wolf and Mr. Zimmer hold similar positions with each of the Denver Oppenheimer funds.

3. Add the following biography under the section entitled "Directors and Officers of the Fund" on page 10:

      ARTHUR J. ZIMMER, Vice President and Portfolio Manager, Age 51 6803 South Tucson Way, Englewood, Colorado 80112
      Vice President of the Manager and Centennial; an officer of other Oppenheimer funds.

4. The third sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 23 is modified to read as follows:

      However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds

                                                      (continued)


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      without being subject to an initial or contingent  deferred  sales charge, whichever is applicable.

5. Effective June 1, 1998, the last sentence of the fourth paragraph in the section entitled "How to Exchange Shares" on page 23 is revised to read as follows:

      However, if Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, a Class A contingent deferred sales charge is imposed on the redeemed shares. (A different holding period may apply to shares purchased prior to June 1, 1998).

6. The list of Corporate Industry Classifications (Exhibit B) on page B-1 is modified by including the following new classification: Asset Backed.

August 6, 1998                                              PX0200.005